UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2019

Central Index Key Number of the issuing entity: 0001789307

BANK 2019-BNK22

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-10	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 8.01. Other Events.

On November 15, 2019, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the BANK 2019-BNK22, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK22 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of November 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class X-J, Class D, Class E, Class F, Class G, Class H, Class J, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about November 15, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of fifty-eight (58) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of October 25, 2019, between the Registrant and BANA; certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of October 25, 2019, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of October 25, 2019, between the Registrant and MSMCH; and certain of the Mortgage Loans were acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of October 25, 2019, between the Registrant and NCB.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Park Tower at Transbay	Exhibit 99.7	Exhibit 99.5
230 Park Avenue South	Exhibit 99.8	Exhibit 99.5
Midtown Center	Exhibit 99.9	Exhibit 99.6
Storage Post Portfolio	Exhibit 99.10	Exhibit 99.5
360 North Crescent Drive	Exhibit 99.11	(1)
Tysons Tower	Exhibit 99.12	Exhibit 99.5
National Anchored Retail Portfolio	Exhibit 99.13	Exhibit 99.5

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable Servicing Shift Lead Note, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That
2

pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of October 25, 2019, between the Registrant, the Dealers, as underwriters, and Wells Fargo, (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of October 25, 2019, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, and (iii) the transfer of the RR Interest by the Registrant to Wells Fargo, BANA and Morgan Stanley Bank, N.A. (in such capacity, the “Retaining Parties”), pursuant to an RR Interest Transfer Agreement, dated as of October 28, 2019, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the RR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 28, 2019 and filed with the Securities and Exchange Commission on November 15, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $1,014,989,000, on November 15, 2019. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,584,560, were approximately $1,075,836,871. Of the expenses paid by the Registrant, approximately $104,880 were paid directly to affiliates of the Registrant, $1,257,907 in the form of fees were paid to the Underwriters, $482,101 were paid to or for the Underwriters and $3,739,672 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $127,052,287, and transferred to the Retaining Parties the RR Interest, having a certificate balance of $60,107,436.19, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

3

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated November 15, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated November 15, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 28, 2019.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.
99.5	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2019-BNK21, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK21.
99.6	Trust and Servicing Agreement, dated and effective as of October 30, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the issuance of the DC Office Trust 2019-MTC, Commercial Mortgage Pass-Through Certificates, Series 2019-MTC.
4

99.7	Agreement Between Note Holders, dated as of September 16, 2019, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, Bank of America, N.A., as initial note A-3 holder, Bank of America, N.A., as initial note A-4 holder, Bank of America, N.A., as initial note A-5 holder, Bank of America, N.A., as initial note A-6 holder, Bank of America, N.A., as initial note A-7 holder, Bank of America, N.A., as initial note A-8 holder, Bank of America, N.A., as initial note A-9 holder, and Bank of America, N.A., as initial note A-10 holder, relating to the Park Tower at Transbay Whole Loan.
99.8	Agreement Between Note Holders, dated as of October 23, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, Wells Fargo Bank, National Association, as initial note A-3 holder, Bank of America, National Association, as initial note A-4 holder, Bank of America, National Association, as initial note A-5 holder, Bank of America, National Association, as initial note A-6 holder, and JPMorgan Chase Bank, National Association, as initial note A-7 holder, relating to the 230 Park Avenue South Whole Loan.
99.9	Co-Lender Agreement, dated as of September 30, 2019, by and among Wells Fargo Bank, National Association, as initial note A-1-1 holder, initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder and initial note B-1-1 holder, Bank of America, N.A., as initial note A-1-2 holder, initial note A-2-4 holder, initial note A-2-5 holder and initial note B-1-2 holder, and Goldman Sachs Bank USA, as initial note A-1-3 holder, initial note A-2-6 holder, initial note A-2-7 holder and initial note B-1-3 holder, relating to the Midtown Center Whole Loan.
99.10	Agreement Between Note Holders, dated as of October 23, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Storage Post Portfolio Whole Loan.
99.11	Agreement Between Note Holders, dated as of November 15, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 360 North Crescent Drive Whole Loan.
99.12	Agreement Between Note Holders, dated as of October 23, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, Wells Fargo Bank, National Association, as initial note A-3 holder, JPMorgan Chase Bank, National Association, as initial note A-4 holder, JPMorgan Chase Bank, National Association, as initial note A-5 holder, JPMorgan Chase Bank, National Association, as initial note A-6 holder, and JPMorgan Chase Bank, National Association, as initial note A-7 holder, relating to the Tysons Tower Whole Loan.
99.13	Agreement Between Note Holders, dated as of October 23, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the National Anchored Retail Portfolio Whole Loan.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President

Dated: November 15, 2019

BANK 2019-BNK22 – Form 8-K

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated November 15, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated November 15, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 28, 2019.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of October 25, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.
99.5	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2019-BNK21, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK21.
99.6	Trust and Servicing Agreement, dated and effective as of October 30, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee,
7

relating to the issuance of the DC Office Trust 2019-MTC, Commercial Mortgage Pass-Through Certificates, Series 2019-MTC.

99.7	Agreement Between Note Holders, dated as of September 16, 2019, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, Bank of America, N.A., as initial note A-3 holder, Bank of America, N.A., as initial note A-4 holder, Bank of America, N.A., as initial note A-5 holder, Bank of America, N.A., as initial note A-6 holder, Bank of America, N.A., as initial note A-7 holder, Bank of America, N.A., as initial note A-8 holder, Bank of America, N.A., as initial note A-9 holder, and Bank of America, N.A., as initial note A-10 holder, relating to the Park Tower at Transbay Whole Loan.
99.8	Agreement Between Note Holders, dated as of October 23, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, Wells Fargo Bank, National Association, as initial note A-3 holder, Bank of America, National Association, as initial note A-4 holder, Bank of America, National Association, as initial note A-5 holder, Bank of America, National Association, as initial note A-6 holder, and JPMorgan Chase Bank, National Association, as initial note A-7 holder, relating to the 230 Park Avenue South Whole Loan.
99.9	Co-Lender Agreement, dated as of September 30, 2019, by and among Wells Fargo Bank, National Association, as initial note A-1-1 holder, initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder and initial note B-1-1 holder, Bank of America, N.A., as initial note A-1-2 holder, initial note A-2-4 holder, initial note A-2-5 holder and initial note B-1-2 holder, and Goldman Sachs Bank USA, as initial note A-1-3 holder, initial note A-2-6 holder, initial note A-2-7 holder and initial note B-1-3 holder, relating to the Midtown Center Whole Loan.
99.10	Agreement Between Note Holders, dated as of October 23, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Storage Post Portfolio Whole Loan.
99.11	Agreement Between Note Holders, dated as of November 15, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 360 North Crescent Drive Whole Loan.
99.12	Agreement Between Note Holders, dated as of October 23, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, Wells Fargo Bank, National Association, as initial note A-3 holder, JPMorgan Chase Bank, National Association, as initial note A-4 holder, JPMorgan Chase Bank, National Association, as initial note A-5 holder, JPMorgan Chase Bank, National Association, as initial note A-6 holder, and JPMorgan Chase Bank, National Association, as initial note A-7 holder, relating to the Tysons Tower Whole Loan.
99.13	Agreement Between Note Holders, dated as of October 23, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the National Anchored Retail Portfolio Whole Loan.

8